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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 15, 1999
                                                  -----------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)


    Delaware                          1-10578                73-1182669
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 (State or other                 (Commission File           (IRS Employer
 jurisdiction of                   Number)                 Identification No.)
 incorporation)


4200 One Williams Center, Tulsa, Oklahoma                      74172
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 (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (918) 592-0101
                                                   ------------------

                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On May 3, 1999, Vintage Petroleum, Inc. (the "Company") filed a
Registration Statement on Form S-3, File No. 333-77619 (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $400,000,000 in securities of the Company. On May 11, 1999, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus").

         On June 16, 1999, the Company filed with the Commission a supplement to the Prospectus, dated June 15, 1999 (the "Prospectus Supplement"), relating to the issuance and sale in an underwritten public offering of up to 10,350,000 shares of the Company's common stock, par value $.005 per share. In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.


             The following exhibits are filed with this report on Form 8-K.

             Exhibit No.                        Description
             -----------                        -----------

               1.1 Underwriting Agreement, dated June 15, 1999, by and between the Company and Salomon Smith Barney Inc., Warburg Dillon Read LLC, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Jefferies & Company, Inc., as representatives of the underwriters, with respect to the issuance and sale by the Company of up to 10,350,000 shares of the Company's common stock.

               5.1 Opinion of Conner & Winters, A Professional Corporation regarding the validity of the common stock.

              23.1 Consent of Conner & Winters, A Professional Corporation (included in Exhibit 5.1).

              23.2            Consent of Arthur Andersen LLP.

              23.3            Consent of Netherland, Sewell & Associates, Inc.

              23.4            Consent of DeGolyer and MacNaughton.

                                      -2-
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                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VINTAGE PETROLEUM, INC.



Date:  June 16, 1999                  By: /s/ Michael F. Meimerstorf
                                         -----------------------------
                                         Michael F. Meimerstorf
                                         Vice President and Controller

                                      -3-
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                                 Exhibit Index


     The following exhibits are filed with the report on Form 8-K.


Exhibit No.                           Description
-----------                           -----------

    1.1 Underwriting Agreement, dated June 15, 1999, by and between the Company and Salomon Smith Barney Inc.,
               Warburg Dillon Read LLC, Morgan Stanley & Co.
               Incorporated, Banc of America Securities LLC and
               Jefferies & Company, Inc., as representatives of the underwriters, with respect to the issuance and sale by the Company of up to 10,350,000 shares of the Company's common stock.

    5.1 Opinion of Conner & Winters, A Professional Corporation regarding the validity of the common stock.

   23.1 Consent of Conner & Winters, A Professional Corporation (included in Exhibit 5.1).

   23.2        Consent of Arthur Andersen LLP.

   23.3        Consent of Netherland, Sewell & Associates, Inc.

   23.4        Consent of DeGolyer and MacNaughton.